


                                   ANTEON INTERNATION CORPORATION UNAUDITED PRO FORMA CONSOLIDATED
                                INCOME STATEMENTS For the three months ended March 31, 2002 and 2003
                                                    ($ in thousands, except EPS)




                                                     Three Months Ended       Three Months Ended March
                                                         March 2002                     2003                    % Change
                                                   ------------------------   --------------------------    -----------------

Revenues                                       $             192,629             $        228,591                  18.7%

Costs of Revenues                                            167,020                      197,176                  18.1%
General and Administrative Expenses                           10,615                       12,972                  22.2%
Amortization of Intangible Assets                                477                          477                    --%
                                                   -------------------               ---------------
Operating Income                                              14,517                       17,966                  23.8%

Other Income                                                       5                           --               (100.0%)
Interest Expense                                               3,301                        3,191                 (3.3%)
Minority Interest                                                (9)                         (12)                    --%
                                                   -------------------               ---------------
Pretax Income                                                 11,212                       14,763                  31.7%
    Income Tax                                                 4,375                        5,688                  30.0%
                                                   -------------------               ---------------
Net income (loss)                                              6,837                        9,075                  32.7%
                                                   ===================               ===============
    EBITDA                                                    16,205                       19,323                  19.2%

    Basic Shares                                              33,477                       34,460                   2.9%
    Diluted Shares                                            36,307                       36,630                   0.9%
    EPS, Basic                                 $                0.20             $           0.26                  30.0%
    EPS, Diluted                               $                0.19             $           0.25                  31.6%

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

                                                   ANTEON INTERNATION CORPORATION
                                              UNAUDITED CONSOLIDATED INCOME STATEMENTS
                                         For the three months ended March 31, 2002 and 2003
                                                    ($ in thousands, except EPS)

                                                     Three Months Ended         Three Months Ended March
                                                          March 2002                        2003               %Change
                                                   ----------------------      ---------------------------      -------

Revenues                                       $             192,629            $         228,591                 18.7%

Costs of Revenues                                            167,020                      197,176                 18.1%
General and Administrative Expenses                           10,615                       12,972                 22.2%
Amortization of Intangible Assets                                477                          477                   --%
                                                   -------------------               ---------------
Operating Income                                              14,517                       17,966                 23.8%

Other Income                                                       6                           --              (100.0%)
Interest Expense                                               7,734                        3,191               (58.7%)
Minority Interest                                                (9)                         (12)                   --%
                                                   -------------------               ---------------
Pretax Income                                                  6,780                       14,763                117.7%
    Income Tax                                                 2,646                        5,688                115.0%
                                                   -------------------               ---------------
Net income (loss)                                              4,134                        9,075                119.5%
                                                   ===================               ===============
    EBITDA                                                    16,205                       19,323                 19.2%
Cash Flow from Operations                                   (11,007)                        3,361                    --

    Basic Shares                                              26,127                       34,460                 31.9%
    Diluted Shares                                            28,548                       36,630                 28.3%
    EPS, Basic                                 $                0.16            $            0.26                 62.5%
    EPS, Diluted                               $                0.14            $            0.25                 78.6%

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